Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leonard Borow, President and Chief Executive Officer of Aeroflex Holding Corp., hereby certify that the Form 10-Q of Aeroflex Holding Corp. for the period ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Holding Corp.

/s/ Leonard Borow

Name: Leonard Borow
President and Chief Executive Officer

Date: May 10, 2012

A signed original of this written statement required by Section 906 has been provided to Aeroflex Holding Corp. and will be retained by Aeroflex Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.